A PARTNERSHIP OF INCORPORATED PROFESSIONALS                       AMISANO HANSON
                                                           CHARTERED ACCOUNTANTS
--------------------------------------------------------------------------------




                        CONSENT OF INDEPENDENT ACCOUNTANT

                        CONSENT OF INDEPENDENT ACCOUNTANT


We hereby consent to the use in this Registration Statement on Form SB-2 Amendment No. 1 of our report dated November 19, 2004, relating to the financial statements of Blast Resources Inc., as of September 30, 2004 and the reference to our firm as experts in the Registration Statement.


Vancouver, Canada                                        "Amisano Hanson"
April 4, 2005                                            Chartered  Accountants








750 West Pender Street, Suite 604                        Telephone: 604-689-0188
Vancouver, Canada                                        Facsimile: 604-689-9773
V6C 2T7                                                  Email:amishan@telus.net